UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:	August 2, 2004

Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor
New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 859-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 12. Results of Operations and Financial Condition
SIGNATURE
PRESS RELEASE
PRESS RELEASE
STATISTICAL SUPPLEMENT

Item 5. Other Events

     On August 2, 2004, Assurant, Inc. issued a press release announcing that the Board of Directors has approved a share repurchase program under which the Company may repurchase up to 10% of its outstanding common stock. For additional information please see the press release. The press release is attached at Exhibit 99.1 and is incorporated by reference into this Item.

Item 12. Results of Operations and Financial Condition

     On August 5, 2004, Assurant, Inc. issued a press release reporting on its financial results for the three and six months ended June 30, 2004 and 2003. The text of the press release, which is attached at Exhibit 99.2, and the statistical supplement which accompanied the press release, which is attached at Exhibit 99.3, are each incorporated by reference into this Item.

Exhibits

     99.1     Press Release Dated August 2, 2004.

     99.2     Press Release Dated August 5, 2004.

     99.3     Presentation entitled “Assurant, Inc. Statistical Supplement as of June 30, 2004”.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: August 5, 2004	By:	/s/ Katherine Greenzang

Katherine Greenzang
Senior Vice President, General Counsel and Secretary